                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       VERTEX PHARMACEUTICALS INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

[LOGO]

                                                                  April 11, 2000

Dear Fellow Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Vertex Pharmaceuticals Incorporated to be held on Tuesday, May 23, 2000, at 9:30 a.m. at the Company's headquarters at 130 Waverly Street, Cambridge, Massachusetts.

    The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters that will be presented at the meeting.

    Regardless of the number of shares of Common Stock you may own, your votes are important. YOU ARE URGED TO VOTE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD PROMPTLY, whether or not you plan to attend the meeting in person. This will ensure your proper representation at the meeting.

    Thank you for giving these materials your careful consideration.

                                          Sincerely,

                                          [SIGNATURE]

                                          JOSHUA BOGER
                                          CHAIRMAN, PRESIDENT AND CHIEF
                                          EXECUTIVE OFFICER

            VERTEX PHARMACEUTICALS INCORPORATED, 130 WAVERLY STREET,
                      CAMBRIDGE, MASSACHUSETTS 02139-4242
                  TELEPHONE (617) 577-6000, FAX (617) 577-6680

                      VERTEX PHARMACEUTICALS INCORPORATED
                               130 WAVERLY STREET
                            CAMBRIDGE, MA 02139-4242
                                 (617) 577-6000

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 23, 2000

    Notice is hereby given that the 2000 Annual Meeting of Stockholders of Vertex Pharmaceuticals Incorporated (the "Company") will be held on Tuesday, May 23, 2000, at 9:30 a.m. at the Company's headquarters, 130 Waverly Street, Cambridge, Massachusetts, for the following purposes:

    (1) To elect two (2) directors to the class of directors whose term expires in 2003;

    (2) To approve the appointment of independent accountants for the year ending December 31, 2000; and

    (3) To consider and act upon such other business as may properly come before the meeting.

    Please refer to the accompanying Proxy Statement for more complete information concerning the matters to be acted upon at the meeting.

    Holders of record of the Company's Common Stock at the close of business on March 27, 2000, the record date for the meeting, are entitled to vote at the Annual Meeting and at any adjournments of the Annual Meeting. All stockholders are invited to attend the meeting in person.

HOLDERS OF RECORD OF COMMON STOCK AS OF THE RECORD DATE ARE URGED TO VOTE, SIGN, DATE, AND RETURN THEIR PROXIES IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. HOLDERS OF RECORD OF COMMON STOCK AS OF THE RECORD DATE WHO DO ATTEND THE MEETING AND WISH TO VOTE IN PERSON MAY REVOKE THEIR PROXIES.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          RICHARD H. ALDRICH
                                          CLERK

April 11, 2000

                      VERTEX PHARMACEUTICALS INCORPORATED
                               130 WAVERLY STREET
                            CAMBRIDGE, MA 02139-4242
                                 (617) 577-6000

                            ------------------------

                                PROXY STATEMENT
                    FOR 2000 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 23, 2000

    This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of Vertex Pharmaceuticals Incorporated ("Vertex" or the "Company"), a Massachusetts corporation, in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be voted at the Company's 2000 Annual Meeting of Stockholders to be held on May 23, 2000 at
9:30 a.m. at the Company's headquarters, 130 Waverly Street, Cambridge, Massachusetts, and at any adjournments thereof (the "Meeting").

    This Proxy Statement and the enclosed proxy card are first being mailed or otherwise furnished to stockholders of the Company on or about April 11, 2000. The Annual Report to Stockholders for the fiscal year ended December 31, 1999 is being mailed to the stockholders with this Proxy Statement, but does not constitute a part hereof.

    The Company has retained D. F. King & Co., Inc. to assist in the solicitation of proxies at an estimated cost of approximately $3,500. Proxies may also be solicited by regular employees of the Company by mail, by telephone, in person, or otherwise. Employees will not receive additional compensation for their solicitation efforts. In addition, the Company will request banks, brokers, and other custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of Common Stock and to obtain voting instructions from beneficial owners. The Company will reimburse those firms for their reasonable expenses in forwarding proxy materials and obtaining voting instructions.

    When a stockholder's proxy card is duly executed and returned, the shares represented thereby will be voted in accordance with the voting instructions given on the proxy by the stockholder. If no such voting instructions are given on a proxy card with respect to one or more proposals, the shares represented by that proxy card will be voted, in the election of directors, for the nominees named herein, and with respect to other proposals, in accordance with the recommendations of the Board. Stockholders may revoke their proxies at any time prior to any vote at the Meeting by written notice to the Clerk of the Company at or before the Meeting, by submission of a duly executed proxy card bearing a later date, or by voting in person by ballot at the Meeting.

                               VOTING SECURITIES

    Holders of Common Stock of record on the books of the Company at the close of business on March 27, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting. At the Record Date, there were issued and outstanding 26,174,132 shares of Common Stock, each of which entitles the holder to one vote on each matter submitted to a vote at the Meeting.

    The proxy card provides space for a stockholder to withhold voting for either or both nominees for the Board of Directors or to abstain from voting for any proposal if the stockholder chooses to do so. The holders of a majority of all shares of Common Stock issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business. Other than the election of directors, which requires a plurality of the votes cast in person or by proxy, each matter to be submitted to the stockholders requires the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting. Abstentions and broker non-votes are not counted in determining the number of votes cast in connection with any voting matter.

                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

NOMINEES FOR DIRECTOR AND DIRECTORS CONTINUING IN OFFICE

    The By-Laws of the Company provide for a Board consisting of such number of directors, not less than three nor more than nine, as may be fixed from time to time by the Board. The Board is divided into three classes, with each class holding office for a term of three years and the term of office of one class expiring each year. The Board has fixed the number of directors to constitute the full Board for the ensuing year at seven, two of whom are to be elected at the Meeting for a term expiring at the 2003 Annual Meeting, two whose terms expire at the 2002 Annual Meeting, and three whose terms expire at the 2001 Annual Meeting.

    Barry M. Bloom, a director of the Company since 1994, and Bruce I. Sachs, a director since 1998, represent the class of directors whose term expires at the Meeting. The Board has nominated Dr. Bloom and Mr. Sachs for election to the class of directors whose term will expire in 2003.

    Shares represented by proxies will be voted for the election as directors of Dr. Bloom and Mr. Sachs unless otherwise specified in the proxy. If either of the nominees for election to the Board should, for any reason not now anticipated, not be available to serve as such, proxies will be voted for such other candidate as may be designated by the Board unless the Board reduces the number of directors. The Board has no reason to believe that Dr. Bloom or Mr. Sachs will be unable to serve if elected.

    The table below sets forth certain information with respect to the nominees for election to the Board of Directors and those directors whose terms of office will continue after the Meeting.

                                                                                                          EXPIRATION OF
                                                                                                FIRST       PRESENT OR
                                          PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND OTHER  ELECTED       PROPOSED
NAME AND AGE                                             BUSINESS AFFILIATIONS                 DIRECTOR   TERM OF OFFICE
------------                              ---------------------------------------------------  --------   --------------
Barry M. Bloom, Ph.D., 71 (1) (3)         Formerly with Pfizer Inc., as Executive Vice           1994           2003
                                          President of Research and Development from 1992 to
                                          1993, Senior Vice President from 1990 to 1992, Vice
                                          President from 1971 to 1990, and a Director since
                                          1973. Also a Director of Catalytica
                                          Pharmaceuticals, Cubist Pharmaceuticals, Inc.,
                                          Incyte Genomics Inc., Neurogen Corp. and Microbia
                                          Incorporated.

                                                                                                          EXPIRATION OF
                                                                                                FIRST       PRESENT OR
                                          PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND OTHER  ELECTED       PROPOSED
NAME AND AGE                                             BUSINESS AFFILIATIONS                 DIRECTOR   TERM OF OFFICE
------------                              ---------------------------------------------------  --------   --------------
Bruce I. Sachs, 40 (2)                    General Partner at Charles River Ventures. From        1998           2003
                                          1998 to 1999, Executive Vice President and General
                                          Manager, Ascend Communications, Inc. From 1997
                                          until 1998, President and CEO of Stratus Computer,
                                          Inc. From 1995 to 1997, Executive Vice President/
                                          General Manager of the Internet Telecom Business
                                          Group at Bay Networks, Inc. From 1993 to 1995,
                                          President and Chief Executive Officer at Xylogics,
                                          Inc. Also a Director of Media 100 Inc.

Roger W. Brimblecombe,                    Chairman of Vanguard Medica Ltd. since 1991 and        1993           2002
  Ph.D., D.Sc., 70 (1)                    Non-Executive Chairman of Oxford Asymmetry
                                          International plc since 1997. Various Vice
                                          Presidential posts in SmithKline & French
                                          Laboratories research and development organization
                                          between 1979 and 1990. Also a Director of Ontogeny,
                                          Inc. and several other companies located in Europe.

Donald R. Conklin, 63 (2) (3)             Executive Vice President of Schering-Plough Corp.      1994           2002
                                          from 1986 to 1996; retired from Schering-Plough at
                                          the end of 1996. Also a Director of AlfaCell Inc.
                                          and BioTransplant Inc.

Joshua S. Boger, Ph.D., 48                A founder of the Company and its President and         1989           2001
                                          Chief Scientific Officer from its inception in 1989
                                          until May 1992, when he became President and Chief
                                          Executive Officer. In 1997 Dr. Boger became
                                          Chairman, President and Chief Executive Officer.
                                          From 1987 to 1989, Senior Director of Basic
                                          Chemistry at Merck Sharp & Dohme Research
                                          Laboratories. Also a Director of Millennium
                                          Pharmaceuticals Inc.

                                                                                                          EXPIRATION OF
                                                                                                FIRST       PRESENT OR
                                          PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND OTHER  ELECTED       PROPOSED
NAME AND AGE                                             BUSINESS AFFILIATIONS                 DIRECTOR   TERM OF OFFICE
------------                              ---------------------------------------------------  --------   --------------
Charles A. Sanders, M.D., 67 (2)          Retired in 1994 as Chief Executive Officer and in      1996           2001
                                          1995 as Chairman of Glaxo Inc. From 1990 to 1995 a
                                          member of the Board of Glaxo plc. From 1981 to
                                          1989, held a number of positions at the Squibb
                                          Corporation, including that of Vice Chairman. Has
                                          served on the Boards of Merrill Lynch and Co.,
                                          Reynolds Metals Co. and Morton International Inc.;
                                          currently a Director of Biopure Corporation,
                                          Genentech, Inc., Kendle International Inc.,
                                          Magainin Pharmaceuticals Inc., Pharmacopeia Inc.,
                                          Scios, Inc., Staffmark Inc., and Trimeris Inc.

Elaine S. Ullian, 52 (1)                  President and Chief Executive Officer of Boston        1997           2001
                                          Medical Center since 1996. From 1994 to 1996,
                                          President and Chief Executive Officer of Boston
                                          University Medical Center Hospital. From 1987 to
                                          1994, President and Chief Executive Officer of
                                          Faulkner Hospital. Also a Director of
                                          Hologics Inc.

------------------------

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

(3) Member of the Nominating Committee.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    During the year ended December 31, 1999, the Board held four meetings. Each of the incumbent directors attended at least 75% of the Board meetings and meetings of committees of the Board of which he or she was a member.

    The Compensation Committee's functions are to recommend to the full Board the amount, character, and method of payment of compensation of all executive officers and certain other key employees and consultants of the Company and to administer the Company's stock and option plans and Employee Stock Purchase Plan. Barry M. Bloom, Roger W. Brimblecombe and Elaine S. Ullian are the members of the Compensation Committee, which held one meeting during 1999.

    The Audit Committee, which includes Donald R. Conklin, Bruce I. Sachs, and Charles A. Sanders, met twice during that 1999, to discuss the adequacy of internal accounting controls and procedures, and to perform general oversight with respect to the accounting principles applied in the financial reporting of the Company. It also reviewed with the Company's independent accountants the results of the annual audit.

    The Nominating Committee, which includes Barry M. Bloom and Donald R. Conklin, did not meet during 1999.

BOARD RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS. A PLURALITY OF THE VOTES CAST IN PERSON OR BY PROXY AT THE MEETING IS REQUIRED TO ELECT EACH NOMINEE AS DIRECTOR.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding beneficial ownership of the Company's Common Stock as of March 27, 2000, by (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock on that date, (ii) each director, (iii) each executive officer named in the Summary Compensation Table below, and (iv) all directors and current executive officers as a group.

                                                                     SHARES           PERCENTAGE
NAME AND ADDRESS                                              BENEFICIALLY OWNED(1)    OF TOTAL
----------------                                              ---------------------   ----------
Wellington Management Company LLP...........................    3,184,700(2)             12.2%
  75 State Street
  Boston, MA 02109
Trimark Financial Corporation...............................    2,056,300(3)              7.9%
  One First Canadian Place
  Suite 5600, P.O. Box 487
  Toronto, Ontario M5X 1E5
  Canada
Vanguard Specialized Funds-.................................    1,927,700(4)              7.4%
  Vanguard Health Care Fund
  P.O. Box 2600
  Valley Forge, PA 19482
Barry M. Bloom..............................................       32,500(5)                 *
Joshua S. Boger.............................................    1,014,581(5)(6)(7)        3.8%
Roger W. Brimblecombe.......................................       22,500(5)                 *
Donald R. Conklin...........................................       35,500(5)                 *
Bruce I. Sachs..............................................       31,250(5)                 *
Charles A. Sanders..........................................       26,125(5)                 *
Elaine S. Ullian............................................       21,550(5)                 *
Richard H. Aldrich..........................................      331,290(5)(7)           1.3%
Thomas G. Auchincloss, Jr...................................       68,242(5)(7)              *
Iain P. M. Buchanan.........................................       90,734(5)(7)              *
Vicki L. Sato...............................................      381,037(5)(7)           1.4%
All directors and executive officers as a group (13
  persons)..................................................    2,087,112(8)              7.6%

------------------------

*   Less than 1%

(1) Beneficial ownership of shares for purposes hereof, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares of Common Stock as to which a person has or shares voting power and/or investment (including dispositive) power. Information with respect to persons other than directors and executive officers is based solely upon Schedules 13G filed with the Securities and Exchange Commission as of December 31, 1999.

(2) Wellington Management Company LLP has shared dispositive power as to 3,184,700 shares and shared voting power as to 1,023,900 of those shares. Includes shares owned of record by Vanguard Health Care Fund (see Note 4 below.)

(3) Trimark Financial Corporation has sole voting and dispositive power as to these shares.

(4) Vanguard Specialized Funds-Vanguard Health Care Fund has sole voting power and shared dispositive power as to these shares.

(5) Includes shares which may be acquired upon the exercise of options exercisable within 60 days after March 27, 2000, as follows: Dr. Bloom, 22,500 shares; Dr. Boger, 516,774 shares; Dr. Brimblecombe, 22,500 shares; Mr. Conklin, 22,500 shares; Mr. Sachs, 11,250 shares; Dr. Sanders, 23,125 shares; Ms. Ullian, 21,250 shares; Mr. Aldrich, 268,024 shares;
    Mr. Auchincloss, 59,974 shares; Mr. Buchanan, 90,586 shares; and Dr. Sato, 372,036 shares.

(6) Includes 103,750 shares held in trusts for the benefit of Dr. Boger's children. Dr. Boger disclaims beneficial ownership of such shares.

(7) Includes shares held in the Company's 401(k) Plan, as follows: Dr. Boger, 3,457 shares; Mr. Aldrich, 2,691 shares; Mr. Auchincloss, 678 shares; and Dr. Sato, 2,269 shares.

(8) Includes an aggregate of 1,461,955 shares which may be acquired upon the exercise of options exercisable on or within 60 days after March 27, 2000 and an aggregate of 9,462 shares held in the Company's 401(k) Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires directors, officers, and persons who are beneficial owners of more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission (the "Commission") reports of their ownership of the Company's securities and of changes in that ownership. To the Company's knowledge, based upon a review of copies of reports filed with the Commission with respect to the fiscal year ended December 31, 1999, all reports required to be filed under Section 16(a) by the Company's directors and officers and persons who were beneficial owners of more than ten percent of the Company's Common Stock were timely filed.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table provides certain summary information concerning compensation earned during the fiscal years ended December 31, 1999, 1998, and 1997 by the Company's Chief Executive Officer and by each person who was one of the Company's other four most highly compensated executive officers during 1999 (the Chief Executive Officer together with such other persons being hereinafter referred to as the "Named Executive Officers").

                                                                             LONG-TERM
                                                                           COMPENSATION
                                                                              AWARDS
                                                                       ---------------------
                                                 ANNUAL COMPENSATION   SECURITIES UNDERLYING
                                                 -------------------          OPTIONS           ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR      SALARY     BONUS         (# OF SHARES)       COMPENSATION
---------------------------           --------   --------   --------   ---------------------   ------------
Joshua S. Boger,....................    1999     $389,584   $ 88,000           87,000             $19,872(1)
  Chairman, President and               1998     $371,020   $ 92,800          100,000             $ 8,979
  Chief Executive Officer               1997     $350,012   $105,000          100,000             $ 8,654

Vicki L. Sato,......................    1999     $311,844   $ 77,961           62,250             $ 6,938(2)
  Senior Vice President of Research     1998     $294,190   $ 88,300           65,000             $ 7,469
  and Development and                   1997     $277,524   $ 70,000           65,000             $ 7,094
  Chief Scientific Officer

Richard H. Aldrich,.................    1999     $266,734   $ 53,347           57,000             $ 6,977(2)
  Senior Vice President and             1998     $256,464   $ 64,200           60,000             $ 7,485
  Chief Business Officer                1997     $231,036   $ 70,000           60,000             $ 7,081

Iain P. M. Buchanan,................    1999     $213,516   $ 21,793           12,250             $21,352(3)
  Vice President of European            1998     $205,470   $ 30,650           17,600             $20,547
  Operations                            1997     $191,877   $ 10,020           17,000             $19,188

Thomas G. Auchincloss, Jr.,.........    1999     $157,300   $ 15,730            8,500             $ 5,190(2)
  Vice President of Finance and         1998     $151,242   $  7,600           14,400             $ 6,538
  Treasurer                             1997     $130,364   $ 16,500           17,000             $ 6,420

------------------------

(1) Includes $7,472 representing the value of the Company's matching contributions under the Company's 401(k) Savings Plan and $12,400 representing certain insurance premiums paid by the Company on Dr. Boger's behalf during 1999.

(2) Represents the value of the Company's matching contributions under the Company's 401(k) Savings Plan.

(3) Represents the Company's contribution to Mr. Buchanan's personal pension scheme account.

OPTION GRANTS IN THE LAST FISCAL YEAR

    The following table provides certain information with respect to options under the Company's 1996 Stock and Option Plan granted to each of the Named Executive Officers during the fiscal year ended December 31, 1999.

                                                       INDIVIDUAL GRANTS
                                       -------------------------------------------------   POTENTIAL REALIZABLE VALUE
                                                     PERCENT OF                              AT ASSUMED ANNUAL RATES
                                       NUMBER OF       TOTAL                                     OF STOCK PRICE
                                       SECURITIES     OPTIONS                                   APPRECIATION FOR
                                       UNDERLYING    GRANTED TO                                  OPTION TERM (2)
                                        OPTIONS     EMPLOYEES IN   EXERCISE   EXPIRATION   ---------------------------
NAME                                   GRANTED(1)   FISCAL YEAR     PRICES      DATES           5%            10%
----                                   ----------   ------------   --------   ----------   ------------   ------------
Joshua S. Boger......................    87,000         6.61%       $26.22      12/1/09     1,434,100      3,634,005
Vicki L. Sato........................    62,250         4.73%       $26.22      12/1/09     1,026,123      2,600,193
Richard H. Aldrich...................    57,000         4.33%       $26.22      12/1/09       939,583      2,380,900
Iain P. M. Buchanan..................    12,250          .93%       $26.22      12/1/09       201,928        511,685
Thomas G. Auchincloss, Jr............     8,500          .66%       $26.22      12/1/09       140,113        355,046

------------------------

(1) Options vest in twenty equal quarterly installments from the date of grant.

(2) As required by rules of the Securities and Exchange Commission, potential values stated are on the prescribed assumption that the Company's Common Stock will appreciate in value from the date of grant to the end of the option term at annualized rates of 5% and 10%. These hypothesized values are not intended to forecast possible future appreciation, if any, in the Company's Common Stock.

FISCAL YEAR-END OPTION VALUES

    The following table provides certain information with respect to the options to purchase Common Stock held by the Named Executive Officers at December 31, 1999. No options were exercised by such persons during 1999.

                                       NUMBER OF SECURITIES UNDERLYING                VALUE OF UNEXERCISED
                                             UNEXERCISED OPTIONS                     IN-THE-MONEY OPTIONS AT
                                             AT FISCAL YEAR-END                          FISCAL YEAR-END
                                      ---------------------------------         ---------------------------------
NAME                                  EXERCISABLE         UNEXERCISABLE         EXERCISABLE         UNEXERCISABLE
----                                  -----------         -------------         -----------         -------------
Joshua S. Boger.....................     492,425              284,575            8,141,114            2,549,926
Vicki L. Sato.......................     364,675              197,575            6,422,636            1,780,424
Richard H. Aldrich..................     271,425              185,575            4,185,279            1,656,486
Iain P. M. Buchanan.................      86,745               45,105            1,529,157              406,623
Thomas G. Auchincloss, Jr...........      63,605               38,295            1,028,197              345,858

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
  ARRANGEMENTS

    The Company has employment agreements with Dr. Boger, Dr. Sato, Mr. Aldrich and Mr. Buchanan pursuant to which they are entitled to receive compensation as determined by the Compensation Committee of the Board of Directors and will be eligible to receive the benefits generally made available to executives of the Company. The agreements with Dr. Boger, Dr. Sato and Mr. Aldrich require
18 months' notice in the event of termination by the Company without cause, and may be terminated upon six months notice by the executive. Mr. Buchanan's agreement requires six months' notice for termination by either the Company or Mr. Buchanan. In the event of certain terminations after a change in control of the Company, the agreements also provide for a lump sum payment of three years' salary and bonus, payable within ten days after the date of termination, acceleration of all outstanding stock options, and continuation of certain employee benefits for a period of three years after the date of termination. The agreements also contain noncompetition provisions.

    All outstanding options granted under the Company's 1991 Stock Option Plan and 1994 and 1996 Stock and Option Plans provide that, in the event of certain changes in control of the Company, either appropriate provision for the continuation of all then outstanding options must be made, or the vesting of such options will be accelerated and they will become fully exercisable immediately prior to such change in control.

COMPENSATION OF DIRECTORS

    During 1999, the Company paid a retainer of $8,000 per year, plus $2,000 for each Board meeting attended and $250 for each Committee meeting attended (and an additional $250 if the Committee meeting is not held on the same day as a meeting of the full Board), to non-employee directors. In addition, under the 1996 Stock and Option Plan, each non-employee director, upon initial election or appointment to the Board, receives a non-qualified option to purchase 20,000 shares of Common Stock at an exercise price equal to the then fair market value thereof. Such options vest quarterly over a four-year period from the date of grant, based on continued service on the Board. Each non-employee director in office on June 1 of any year also receives a non-qualified option to purchase 5,000 shares of Common Stock under the 1996 Stock and Option Plan, exercisable immediately at a price equal to 100% of the fair market value per share of the Company's Common Stock on the date of grant.

                        REPORT ON EXECUTIVE COMPENSATION

OVERVIEW

    The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee"). With the oversight of the Committee, the Company has developed and implemented compensation policies with the objectives of attracting and retaining top quality management and encouraging them to contribute to the Company's growth, while also adhering to a policy of keeping the Company's personnel costs reasonable in relation to those of comparable companies and in relation to the Company's other expenditures for its drug discovery and development programs. For 1999, compensation paid to each of the Named Executive Officers consisted of base salary, a cash bonus and long-term compensation in the form of stock options.

    The Committee's recommendations as to compensation for all employees of the Company, including the Named Executive Officers, are subject to approval by the full Board of Directors of the Company. Vertex's Chief Executive Officer,
Dr. Joshua S. Boger, does not participate in discussions of his compensation between the Compensation Committee and the full Board, nor does he participate in the full Board's vote on the Committee's recommendations as to his compensation.

BASE SALARIES

    Base salaries for 1999 were determined by the Committee in late 1998. Salary increases over 1998 salary levels were based on the Committee's subjective evaluation of the individual Named Executive Officers' performance in 1998 and its estimation of the salaries being offered to senior executives at companies with which Vertex competes in hiring and retaining qualified executives and key scientists. In addition, the Committee considered the results of the 1998 BIOTECHNOLOGY COMPENSATION SURVEY, a survey conducted by Radford Associates (the "Radford Survey"). The Radford Survey included companies in the biotechnology industry which voluntarily participated in the survey. In its determination of compensation levels, the Committee did not consider the Nasdaq Pharmaceuticals Stocks Index, included in the Performance Graph below. That index tracks the stock performance of approximately 250 companies with stock quoted on Nasdaq, which are selected according to the broad Standard Industrial Classification category "Drugs," and which include many categories of companies with which Vertex does not generally compete for services of executives.

    The Committee believed that the 1999 raises approved for the Named Executive Officers were generally comparable to the average raises that year for executives of competing companies. These raises were intended to reflect the Committee's judgment that Vertex's over all performance in 1998 was very good. The Committee believed that setting salary levels in the middle range of those offered by competing companies would allow for the possibility of significant additional cash bonuses based on 1999 individual and Company performance. In determining base salaries for Dr. Boger, Dr. Sato and Mr. Aldrich, it was the Committee's intention that such incentive cash bonus and stock option bonus opportunities represent a larger proportion of their total compensation, as compared with other Company employees.

CASH BONUSES

    At the end of 1999, cash bonuses were awarded to the Named Executive Officers, as well as to other Company employees who were deemed to have made substantial contributions to the attainment of those accomplishments judged to be most important to the Company in 1999. The amounts of the cash bonuses awarded to Dr. Boger, Mr. Aldrich and Dr. Sato were approximately 20% to 25% of their respective 1999 base salaries, reflecting the Committee's determination that a significant proportion of the compensation of those three senior executives should be performance-based, as discussed above. The amounts of the Named Executive Officers' bonuses reflected the Committee's determination that the Company made substantial progress during 1999, including obtaining market recognition of the value of Vertex's drug pipeline, advancing three drug candidates into Phase II clinical trials, and execution of new strategic collaborative agreements relating to Vertex's compound VX-740 and its caspase inhibitor research program. It was the Committee's judgment that each of such officers made significant contributions within his or her area of responsibility to the Company's performance during the year.

STOCK OPTIONS

    Stock options under the Company's stock and option plans have been granted to employees, including executive officers, to create a link between compensation and stockholder return, and to enable executive officers and other employees to develop and maintain a significant stock ownership position in the Company which will vest over time and act as an incentive for the employee to remain with the Company.

    During 1999, each of the Named Executive Officers was granted ten-year options under the 1996 Stock and Option Plan to purchase a significant number of shares of Common Stock, ranging from 8,500 to 87,000 shares, vesting in quarterly installments over a five-year period. In each case, the option exercise price was the average of the high and low market prices on the date of grant. The aggregate amounts of these option awards were based on an evaluation of individual contributions to the Company's success in 1999. Although the Committee did not perform any comprehensive survey of equity compensation at peer group companies, the Committee believed that, compared to the total number of shares outstanding, the total number of options granted to its employees, including the Named Executive Officers, as a group, was within the range of the option grants awarded by other companies with which the Company competes to attract and retain employees.

CHIEF EXECUTIVE OFFICER COMPENSATION

    Dr. Boger's 1999 base salary of $389,584 represented an increase of approximately 5% over his 1998 salary, indicating the Committee's evaluation of Dr. Boger's performance as very good. The Committee believed that Dr. Boger's resulting 1999 salary was near the middle of the range of base salaries paid to chief executive officers of comparable companies. The Committee set the 1999 base salary at this level in order to provide opportunities for significant incentive cash bonuses based on individual and Company performance.

    The Committee's, and the full Board of Directors', subjective view of Dr. Boger has consistently been that he is an outstanding scientist who has also demonstrated exceptional ability to guide the Company and to manage well not only the Company's scientific programs but its strategic business efforts as well. This subjective view has been supported objectively in Dr. Boger's success during 1999 in obtaining market recognition of the value of Vertex's drug pipeline, advancing the clinical status of Vertex's drug candidates, and execution of new strategic collaborative agreements, as described above. The amounts of Dr. Boger's 1999 cash bonus (approximately 23% of his 1999 salary) and stock option award, for the purchase of a total of 87,000 shares of Common Stock, were determined in accordance with the foregoing factors, among others, none of which was weighted more heavily than any other. In setting the size of Dr. Boger's option award, the Committee also considered its judgment that Dr. Boger's scientific and management leadership is very important to the Company, and that it was therefore advisable for him to maintain a substantial unvested option position, in order to continue his incentive to remain with the Company.

INTERNAL REVENUE CODE LIMITATION ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    Section 162(m) of the Internal Revenue Code, enacted in 1993, limits to $1,000,000 per executive the amount of compensation paid in tax years after 1993 to the Company's Chief Executive Officer or any of the Company's other four most highly compensated executive officers which may be deducted for corporate tax purposes. Qualified performance-based compensation is not included in the $1,000,000 limit. The Company believes that its 1994 and 1996 Stock and Option Plans will qualify as performance-based compensation plans.

                    Submitted by the Compensation Committee
                                 Barry M. Bloom
                             Roger W. Brimblecombe
                                Elaine S. Ullian

                               PERFORMANCE GRAPH

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        VERTEX PHARMACEUTICALS INCORPORATED  NASDAQ STOCK MARKET (US)  NASDAQ PHARM. MARKET
Dec-94                                 $100                      $100                  $100
Dec-95                                 $177                      $141                  $183
Dec-96                                 $268                      $174                  $184
Dec-97                                 $220                      $213                  $190
Dec-98                                 $198                      $300                  $242
Dec-99                                 $233                      $542                  $452

                                  PROPOSAL 2:
                      APPROVAL OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has appointed PricewaterhouseCoopers LLP as the Company's independent accountants for the 2000 fiscal year. PricewaterhouseCoopers LLP has served as the Company's independent accountants since 1989. Representatives of PricewaterhouseCoopers LLP will be present at the Meeting to respond to questions and will be given the opportunity to make a statement should they desire to do so.

BOARD RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE CURRENT FISCAL YEAR. A MAJORITY OF THE VOTES CAST IN PERSON OR BY PROXY AT THE MEETING IS REQUIRED FOR SUCH APPROVAL. IF THE APPOINTMENT IS NOT APPROVED, THE BOARD WILL SELECT OTHER INDEPENDENT ACCOUNTANTS.

                                 OTHER MATTERS

    The Meeting is called for the purposes set forth in the notice. The Board of Directors does not know of any matter for action by the stockholders at the Meeting other than the matters described in the notice. However, the enclosed proxy confers discretionary authority on the persons named therein with respect to matters which are not known to the directors at the date of printing hereof and which may properly come before the Meeting. It is the intention of the persons named in the proxy to vote in accordance with their best judgment on any such matter.

               STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

    In order to be considered for inclusion in the Proxy Statement for the Company's 2001 Annual Meeting of Stockholders, stockholder proposals must be received by the Company no later than December 12, 2000. Proposals should be sent to the attention of the Clerk at the Company's offices at 130 Waverly Street, Cambridge, MA 02139-4242.

    If a shareholder notifies the Company after February 23, 2001 of an intent to present a proposal at the Company's 2001 Annual Meeting (and for any reason the proposal is voted upon at that Annual Meeting), the Company's proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in its proxy materials.

    Stockholder nominations for election to the Board at the 2001 Annual Meeting of Stockholders may be submitted to the Clerk of the Company and must include
(i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Commission; and (v) the consent of each nominee to serve as a director of the Company if so elected.

                                          By order of the Board of Directors

                                          Richard H. Aldrich
                                          CLERK

April 11, 2000

                                                                    1071-PS-2000

                       VERTEX PHARMACEUTICALS INCORPORATED

                  ANNUAL MEETING OF STOCKHOLDERS - MAY 23, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned does hereby constitute and appoint Joshua S. Boger and Richard H. Aldrich, or either one of them, the attorney(s) of the undersigned, with full power of substitution, with all the powers which the undersigned would possess if personally present, to vote all stock of Vertex Pharmaceuticals Incorporated which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Vertex Pharmaceuticals Incorporated to be held at 130 Waverly Street, Cambridge, Massachusetts, on Tuesday, May 23, 2000 at 9:30 A.M. and at any adjournment thereof, hereby acknowledging receipt of the Proxy Statement for such meeting and revoking all previous proxies.

         This Proxy, when properly executed, will be voted as directed. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE REVERSE SIDE AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID ATTORNEY(S) MAY DEEM ADVISABLE.

                  (Continued and to be signed on reverse side)

                                                                SEE REVERSE SIDE

PLEASE VOTE, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

1. Election of two (2) directors to the class of directors whose term expires in 2003.

Nominees:  Barry M. Bloom and Bruce I. Sachs

[__] For [__] Withheld




------------------------------------------------
For both nominees except as noted above

2.  Approval of the appointment of
    PricewaterhouseCoopers LLP as independent
     accountants.
                                       [__] For    [__] Against    [__] Abstain

Mark here for address                  Mark here if you plan
change and note at left  [__]          to attend the  meeting  [__]

                                Please sign name exactly as name appears. When signing in a fiduciary capacity, please give full title. Co-fiduciaries and joint owners should each sign.

                                Signature: _______________________ Date: ______

                                Signature: _______________________ Date: ______